UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 6, 2024
IDEXX LABORATORIES INC /DE

IDEXX LABORATORIES, INC.
(Exact name of registrant as specified in its charter)
IDEXX LABORATORIES INC /DE

Delaware	000-19271	01-0393723
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

One IDEXX Drive	Westbrook,	Maine	04092
(Address of principal executive offices)			(ZIP Code)
0000874716
207.556.0300
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 par value per share	IDXX	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (ß230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (ß240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory arrangements of Certain Officers.
Consulting Agreement with James F. Polewaczyk

Effective May 7, 2024, IDEXX Laboratories, Inc. (the “Company”) and James F. Polewaczyk, entered into a Consulting Agreement (the “Consulting Agreement”). Mr. Polewaczyk was an Executive Vice President of the Company who retired effective April 1, 2024. Under this arrangement, Mr. Polewaczyk will provide coaching and professional development support to selected Company employees and will receive compensation of $25,000 per month (the “Consulting Fees”). The Consulting Agreement has an initial term of one year and may be terminated by either party by providing 60 days’ written notice to the other party. The Consulting Agreement may be renewed for a one-year term upon mutual agreement by the parities.

The Consulting Agreement, the terms of which are incorporated herein by reference, is attached hereto as Exhibit 10.1.

Item 5.07.	Submission of Matters to a Vote of Security Holders.
On May 6, 2024, the Company held its 2024 annual meeting of shareholders (the “Annual Meeting”). At the Annual Meeting, shareholders considered and voted on the following proposals, each of which is described in more detail in the Company’s proxy statement dated March [27], 2024, (the "Proxy Statement"): (1) the election of Irene Chang Britt, Bruce L. Claflin, Asha S. Collins, PhD and Sam Samad, each as a Class I director, for terms expiring at the 2027 annual meeting of shareholders; (2) the ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent registered accounting firm for the current fiscal year; (3) the approval, on an advisory basis, of the compensation of the Company's named executive officers; and (4) a shareholder proposal regarding simple majority vote as presented in the Company's proxy statement delivered to shareholders in connection with the Annual Meeting.

The voting results at the Annual Meeting with respect to each of the matters described above, were as follows:

Proposal One:	Election of Directors.

Nominees	For	Against	Abstain	Broker Non-Votes
Irene Chang Britt	68,830,275	114,870	190,892	5,462,716
Bruce L. Claflin	64,539,198	4,403,367	193,562	5,462,716
Asha S. Collins, PhD	67,054,357	1,892,248	189,432	5,462,716
Sam Samad	65,193,479	3,748,617	193,941	5,462,716

Proposal Two:	Ratification of Appointment of Independent Registered Public Accounting Firm.

For	70,547,786
Against	3,857,651
Abstain	193,316
Broker Non-Votes	N/A

Proposal Three:	Advisory Vote to Approve Executive Compensation.

For	64,265,443
Against	4,412,055
Abstain	458,539
Broker Non-Votes	5,462,716

Proposal Four:	Shareholder Proposal Regarding Simple Majority Vote.

For	61,364,120
Against	6,382,985
Abstain	673,000
Broker Non-Votes	5,462,716

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

10.1	Consulting Agreement effective May 7, 2024 by and between IDEXX Laboratories, Inc. and James F. Polewaczyk

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IDEXX LABORATORIES, INC.

Date: May 10, 2024	By:	/s/ Sharon E. Underberg
Sharon E. Underberg
Executive Vice President, General Counsel and Corporate Secretary